UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30 (April 29), 2018

SPRINT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-04721	46-1170005
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway,

Overland Park, Kansas 66251

(Address of principal executive offices)

(877) 564-3166

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On April 29, 2018, Sprint Corporation (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with T-Mobile US, Inc., a Delaware corporation (“T-Mobile”), Huron Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of T-Mobile (“T-Mobile Merger Company”), Superior Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of T-Mobile Merger Company (“Merger Sub”), Starburst I, Inc., a Delaware corporation (“Starburst”), Galaxy Investment Holdings, Inc., a Delaware corporation (“Galaxy,” and together with Starburst, the “SoftBank US HoldCos”) and for the limited purposes set forth therein, Deutsche Telekom AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany (“Deutsche Telekom”), Deutsche Telekom Holding B.V., a besloten vennootschap met beperkte aansprakelijkheid organized and existing under the laws of the Netherlands (“DT Holding”) and SoftBank Group Corp., a Japanese kabushiki kaisha (“SoftBank”).

Pursuant to the Business Combination Agreement and upon the terms and subject to the conditions described therein, (i) the SoftBank US HoldCos will merge with and into T-Mobile Merger Company, with T-Mobile Merger Company continuing as the surviving entity and as a wholly owned subsidiary of T-Mobile (the “HoldCo Mergers”), and (ii) immediately following the HoldCo Mergers, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned indirect subsidiary of T-Mobile (the “Merger” and, together with the HoldCo Mergers, the “Merger Transactions”). Pursuant to the Business Combination Agreement, (i) at the effective time of the HoldCo Mergers, all the issued and outstanding shares of common stock of Galaxy, $0.01 par value per share, and all the issued and outstanding shares of common stock of Starburst, $0.01 par value per share, held by SoftBank Group Capital Limited, a private limited company incorporated in England and Wales and a wholly owned subsidiary of SoftBank and the sole stockholder of Galaxy and Starburst (“SoftBank UK”), will be converted such that SoftBank UK will receive an aggregate number of shares of common stock of T-Mobile, par value $0.00001 per share (the “T-Mobile Common Stock”) equal to the product of (x) 0.10256 (the “Exchange Ratio”) and (y) the aggregate number of shares of common stock of the Company, par value $0.01 (“Company Common Stock”), held by the SoftBank US HoldCos, collectively, immediately prior to the effective time of the HoldCo Mergers, and (ii) at the effective time of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than shares of Company Common Stock that were held by the SoftBank US HoldCos or are held by the Company as treasury stock) will be converted into the right to receive a number of shares of T-Mobile Common Stock equal to the Exchange Ratio. SoftBank and its affiliates will receive the same amount of T-Mobile Common Stock per share of Company Common Stock as all other Sprint stockholders.

Immediately following the Merger Transactions, Deutsche Telekom and SoftBank are expected to hold approximately 42% and 27% of the fully diluted shares of T-Mobile Common Stock, respectively, with the remaining approximately 31% of the fully diluted shares of T-Mobile Common Stock held by public stockholders.

Pursuant to the Business Combination Agreement and upon the terms and subject to the conditions described therein, in connection with the Merger, each option to purchase Company Common Stock (other than under the Company’s Employees Stock Purchase Plan) will be converted into an option to purchase T-Mobile Common Stock; each time-based restricted stock unit award covering Company Common Stock will be converted into a time-based restricted stock unit award covering T-Mobile Common Stock; with respect to each performance stock unit award covering Company Common Stock (a “PSU Award”) for which performance is measured using the volume-weighted average price of Company Common Stock (the “VWAP”), for the portion of such PSU Award subject to performance-based vesting, the VWAP will be deemed equal to the greatest of (x) the VWAP over the five (5) consecutive trading day period ending with the second complete trading day prior to the effective time of the Merger, (y) the VWAP over any 150 calendar day period as specified in the applicable award agreement as of the effective time of the Merger and (z) the VWAP corresponding to “target” level performance for such PSU Award, and the entire portion of such PSU Award will be converted into a time-based restricted stock unit award covering T-Mobile Common Stock; with respect to each PSU Award for which performance is not measured using the VWAP, for the portion of any such PSU award subject to performance-based vesting, performance will be deemed met at “target” levels, and the entire portion of such PSU award will be converted into a time-based restricted stock unit award covering T-Mobile Common Stock; and the purchase period underway under the Company Employees Stock Purchase Plan will terminate and each outstanding purchase right thereunder will be exercised.

The consummation of the Merger Transactions and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”) is subject to obtaining the consent of the holders of a majority of the outstanding shares of Company Common Stock in favor of the adoption of the Business Combination Agreement (the “Company Stockholder Approval”). Subsequent to the execution of the Business Combination Agreement, SoftBank entered into a support agreement (the “SoftBank Support Agreement”), pursuant to which it has agreed to cause SoftBank UK, Galaxy and Starburst to deliver a written consent in favor of the adoption of the Business Combination Agreement, which will constitute receipt by the Company of the Company Stockholder Approval. As of April 25, 2018, SoftBank beneficially owned approximately 84.85% of the Company Common Stock outstanding. Under the terms of the SoftBank Support Agreement, SoftBank and its affiliates are generally prohibited from transferring ownership of Company Common Stock prior to the earlier of the consummation of the Merger and the termination of the Business Combination Agreement in accordance with its terms. The consummation of the Transactions is also subject to obtaining the consent of the holders of a majority of the outstanding shares of T-Mobile Common Stock in favor of the issuance of T-Mobile Common Stock in the Merger Transactions (the “T-Mobile Stock Issuance Approval”) and in favor of the amendment and restatement of T-Mobile’s Certificate of Incorporation in its entirety in the form attached as Exhibit A to the Business Combination Agreement (the “T-Mobile Charter Amendment” )(collectively, the “T-Mobile Stockholder Approval”). Subsequent to the execution of the Business Combination Agreement, Deutsche Telekom entered into a support agreement, (the “Deutsche Telekom Support Agreement”), pursuant to which it has agreed to deliver a written consent in favor of the T-Mobile Stock Issuance and the T-Mobile Charter Amendment, which will constitute receipt by T-Mobile of the T-Mobile Stockholder Approval. As of April 25, 2018, Deutsche Telekom beneficially owned approximately 63.5% of the T-Mobile Common Stock outstanding. Under the terms of the Deutsche Telekom Support Agreement, Deutsche Telekom and its affiliates are generally prohibited from transferring ownership of T-Mobile Common Stock prior to the earlier of the consummation of the Merger and the termination of the Business Combination Agreement in accordance with its terms.

The consummation of the Transactions is also subject to the satisfaction or waiver, if legally permitted, of certain other conditions, including, among other things, (i) the accuracy of representations and warranties and performance of covenants of the parties, (ii) the effectiveness of the registration statement for the shares of T-Mobile Common Stock to be issued in the Merger Transactions, and the approval of the listing of such shares on the NASDAQ Global Select Market (“NASDAQ”), (iii) receipt of certain regulatory approvals, including approvals of the Federal Communications Commission, applicable state public utility commissions and expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and favorable completion of review by the Committee on Foreign Investments in the United States (“CFIUS”), (iv) specified minimum credit ratings for T-Mobile on the closing date of the Transactions (after giving effect to the Merger) from at least two of the three credit rating agencies, subject to certain qualifications, and (v) no material adverse effect with respect to the Company or T-Mobile since the date of the Business Combination Agreement.

The Business Combination Agreement contains representations and warranties and covenants customary for a transaction of this nature. The Company and SoftBank, and T-Mobile and Deutsche Telekom, are each subject to restrictions on their ability to solicit alternative acquisition proposals and to provide information to, and engage in discussion with, third parties regarding such proposals, except under limited circumstances to permit the Company’s and T-Mobile’s boards of directors to comply with their respective fiduciary duties. Subject to certain exceptions, each of the parties has agreed to use its reasonable best efforts to take or cause to be taken actions necessary to consummate the Transactions, including with respect to obtaining required government approvals. The Business Combination Agreement also contains certain termination rights for both the Company and T-Mobile. In the event that T-Mobile terminates the Business Combination Agreement in connection with a failure to satisfy the closing condition related to the specified minimum credit ratings noted above, then in certain circumstances, T-Mobile may be required to pay Sprint $600 million.

In accordance with the Business Combination Agreement, upon consummation of the Transactions, the T-Mobile board of directors will consist of fourteen members, comprising nine directors designated by Deutsche Telekom (of which nine directors, at least two will be independent directors under the listing standards of NASDAQ), four directors designated by SoftBank (of which four directors, at least two will be independent directors under the listing standards of NASDAQ), and T-Mobile’s chief executive officer. Pursuant to the terms of the Business Combination Agreement, T-Mobile, SoftBank and Deutsche Telekom will also enter into an amended and restated stockholders’ agreement (the “Stockholders Agreement”), a form of which is attached as Exhibit E to the Business Combination Agreement, which will become effective upon the closing of the Transactions, and which will govern, among other things, the composition of T-Mobile’s board of directors following the closing of the Transactions. The Stockholders Agreement will also set forth certain consent rights for each of SoftBank and Deutsche Telekom over certain material transactions of T-Mobile and will contain a non-compete which will apply to SoftBank, Deutsche Telekom and their respective affiliates, subject to certain exceptions, until such time as SoftBank’s or Deutsche Telekom’s ownership in T-Mobile has been reduced below an agreed threshold.

In addition, pursuant to the terms of the Business Combination Agreement, SoftBank and Deutsche Telekom will enter into a proxy, lock-up and right of first refusal agreement (the “PLR Agreement”), a form of which is attached as Exhibit F to the Business Combination Agreement, which will become effective upon the closing of the Transactions, and which will set forth certain rights and obligations in respect to the shares of T-Mobile Common Stock owned by each of SoftBank, Deutsche Telekom and their respective affiliates to enable Deutsche Telekom to consolidate T-Mobile into Deutsche Telekom’s financial statements following the consummation of the Transactions. Among other terms, these rights and obligations will require SoftBank to agree to vote its shares of T-Mobile Common Stock as directed by Deutsche Telekom and will restrict SoftBank from transferring its shares of T-Mobile Common Stock in a manner that would prevent Deutsche Telekom from consolidating T-Mobile into Deutsche Telekom’s financial statements following the consummation of the Transactions, subject in each case to certain exceptions set forth in the PLR Agreement. In addition, the PLR Agreement will impose certain restrictions on SoftBank’s and Deutsche Telekom’s ability to transfer their shares of T-Mobile Common Stock in the four year period following the closing of the Transactions and will provide each of SoftBank and Deutsche Telekom with a right of first refusal with respect to proposed transfers of shares of T-Mobile Common Stock by the other party, subject in each case to certain exceptions and limitations set forth in the PLR Agreement. As a result of the PLR Agreement, T-Mobile is expected to continue to be a “Controlled Company” for purposes of NASDAQ rules following consummation of the Merger, which provides T-Mobile with exemptions from certain corporate governance requirements under the NASDAQ rules.

The foregoing description of the Business Combination Agreement, the SoftBank Support Agreement, the Deutsche Telekom Support Agreement, the Stockholders Agreement and the PLR Agreement is not complete and is qualified in its entirety by reference to the Business Combination Agreement, which is filed as Exhibit 2.1 hereto, the form of SoftBank Support Agreement attached as Exhibit D to the Business Combination Agreement, the Deutsche Telekom Support Agreement which is filed as Exhibit 10.1 hereto, the form of Stockholders Agreement attached as Exhibit E to the Business Combination Agreement and the form of PLR Agreement attached as Exhibit F to the Business Combination Agreement, each of which is incorporated herein by reference.

Important Statement regarding the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding terms of the Transactions. It is not intended to provide any other factual information about the Company, T-Mobile, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Business Combination Agreement were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01 Other Events.

On April 29, 2018, the Company and T-Mobile issued a joint press release announcing that they have entered into the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Business Combination Agreement, dated as of April 29, 2018, by and among T-Mobile US, Inc., Huron Merger Sub LLC, Superior Merger Sub Corp., Sprint Corporation, Starburst I, Inc., Galaxy Investment Holdings, Inc., and for the limited purposes set forth therein, Deutsche Telekom AG, Deutsche Telekom Holding B.V. and SoftBank Group Corp.*

10.1	Support Agreement, dated as of April 29, 2018, by and among Deutsche Telekom AG, Deutsche Telekom Holding B.V., Sprint Corporation and SoftBank Group Corp.

99.1	Press Release, dated April 29, 2018.

*	This filing excludes certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

Important Additional Information

In connection with the proposed transaction, T-Mobile will file a registration statement on Form S-4, which will contain a joint consent solicitation statement of T-Mobile and Sprint, that also constitutes a prospectus of T-Mobile (the “joint consent solicitation statement/prospectus”), and each party will file other documents regarding the proposed transaction with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When final, a definitive copy of the joint consent solicitation statement/prospectus will be sent to T-Mobile and Sprint stockholders. Investors and security holders will be able to obtain the registration statement and the joint consent solicitation statement/prospectus free of charge from the SEC’s website or from T-Mobile or Sprint. The documents filed by T-Mobile with the SEC may be obtained free of charge at T-Mobile’s website, at www.t-mobile.com, or at the SEC’s website, at www.sec.gov. These documents may also be obtained free of charge from T-Mobile by requesting them by mail at T-Mobile US, Inc., Investor Relations, 1 Park Avenue, 14th Floor, New York, NY 10016, or by telephone at 212-358-3210. The documents filed by Sprint with the SEC may be obtained free of charge at Sprint’s website, at www.sprint.com, or at the SEC’s website, at www.sec.gov. These documents may also be obtained free of charge from Sprint by requesting them by mail at Sprint Corporation, Shareholder Relations, 6200 Sprint Parkway, Mailstop KSOPHF0302-3B679, Overland Park, Kansas 66251, or by telephone at 913-794-1091.

Participants in the Solicitation

T-Mobile and Sprint and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of consents in respect of the proposed transaction. Information about T-Mobile’s directors and executive officers is available in T-Mobile’s proxy statement dated April 26, 2018, for its 2018 Annual Meeting of Stockholders. Information about Sprint’s directors and executive officers is available in Sprint’s proxy statement dated June 19, 2017, for its 2017 Annual Meeting of Stockholders, and in Sprint’s subsequent reports on Form 8-K filed with the SEC on January 4, 2018 and January 17, 2018. Other information regarding the participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint consent solicitation statement/prospectus and other relevant materials to be filed with the SEC regarding the acquisition when they become available. Investors should read the joint consent solicitation statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from T-Mobile or Sprint as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning T-Mobile, Sprint and the proposed transaction between T-Mobile and Sprint. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction, including anticipated future financial and operating results, synergies, accretion and growth rates, T-Mobile’s, Sprint’s and the combined company’s plans, objectives, expectations and intentions, and the expected timing of completion of the proposed transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain, or delays in obtaining, required regulatory approvals, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction, or the failure to satisfy any of the other conditions to the proposed transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the business combination agreement; adverse effects on the market price of T-Mobile’s or Sprint’s common stock and on T-Mobile’s or Sprint’s operating results because of a failure to complete the proposed transaction in the anticipated timeframe or at all; inability to obtain the financing contemplated to be obtained in connection with the proposed transaction on the expected terms or timing or at all; the ability of T-Mobile, Sprint and the combined company to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of T-Mobile’s or Sprint’s debt securities or adverse conditions in the credit markets; negative effects of the announcement, pendency or consummation of the transaction on the market price of T-Mobile’s or Sprint’s common stock and on T-Mobile’s or Sprint’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; significant transaction costs, including financing costs, and unknown liabilities; failure to realize the expected benefits and synergies of the proposed transaction in the expected timeframes or at all; costs or difficulties related to the integration of Sprint’s network and operations into T-Mobile; the risk of litigation or regulatory actions; the inability of T-Mobile, Sprint or the combined company to retain and hire key personnel; the risk that certain contractual restrictions contained in the business combination agreement during the pendency of the proposed transaction could adversely affect T-Mobile’s or Sprint’s ability to pursue business opportunities or strategic transactions; effects of changes in the regulatory environment in which T-Mobile and Sprint operate; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; and other risks and uncertainties detailed in Sprint’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.sprint.com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. Sprint assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

Date: April 30, 2018

	By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Vice President and Corporate Secretary